Exhibit 21



                           RJR NABISCO HOLDINGS CORP.





                                            Date  of          Place of
Name of Subsidiary                       Incorporation      Incorporation
----------------------------------------------------------------------------



RJR Nabisco Holdings Corp.                 Oct 25, 1988      Delaware
RJR Nabisco, Inc.                          Mar 04, 1970      Delaware

ABCO Sp. Z.o.o.                               ?    1995      Poland
Airco IHC, Inc.                            Mar 22, 1989      Delaware
AO ISMA (60%)**                            Nov 09, 1992      Russia
AO Kabisco                                 Jul 05, 1994      Kazakhstan
A/O Nabisco                                Aug 16, 1994      Russia
AO Vostanovlenniy Tabak (48.46%)           Oct 26, 1994      Russia
Arjay Equipment Corporation                Nov 08, 1968      Delaware
Arjay Holdings, Inc.                       May 07, 1984      Delaware
Associated Biscuits **                     Mar 29, 1898      England
Avare (I.C.P.A. Cerqeirense Ltda)              ?             Brazil
Batavia Inc.                               Jul 31, 1951      New Jersey
Beech-Nut Life Savers (Panama) S.A.        Jul 12, 1963      Panama
Beijing Nabisco Food Company
  Limited (91.9%)                          Mar 16, 1995      China
Bisco Services B.V.                        Dec 22, 1988      Netherlands
Camel Racing Inc.*                         Jun 22, 1989      Canada
Carnes y Conservas Espanolas,
  S.A. (CARCESA)                           Dec 02, 1975      Spain
Cartera e Inversiones S.A.                 Mar 05, 1979      Peru
CGM-Cooperation GmbH                       Jan 15, 1990      Germany
China - American Cigarette Company
  Limited (50%)***                         May 29, 1984      China
Club - Cigarettenfabrik GmbH ****          Aug 27, 1990      Germany
Colophon Company Limited *                 Jul 09, 1981      Bermuda
Comercial Benut, S.A. de C.V. **           Mar 16, 1977      Mexico
Compania Venezolana de Conservas C.A.      Jul 25, 1969      Venezuela
Consiber, S.A.                             Mar 31, 1979      Spain
Covenco Holding C.A.                       Nov 26, 1991      Venezuela
Dely, S.A.                                 Dec 18, 1960      Guatemala
Distribuidora Pan Americana, S.A.          Oct 22, 1974      Panama
Establecimiento Modelo Terrabusi
  S.A. (99.1%)                                  ?            Argentina
Exhold Limited                             Oct 03, 1989      Liberia
Export "A" Inc.                            Mar 31, 1989      Canada
F.& R. Peru, S.A.                          Jan 28, 1972      Peru
Fleischmann Argentina S.A. *               Dec 13, 1990      Argentina
Fleischmann Corporation, The               Nov 02, 1929      Delaware
Fleischmann International, Inc.            Nov 20, 1944      Delaware
Fleischmann Peruana Inc.                   Sep 01, 1939      Delaware
Fleischmann Uruguaya S.A.                  Mar 09, 1961      Uruguay






    *  Inactive                                        December 31, 1995
   **  In Liquidation                                  Page 1
  ***  Partnership/Joint Venture/Trust                 SUB-1995
 ****  Nameholder                                      Revised 1/15/96

                           RJR NABISCO HOLDINGS CORP.


                                            Date  of          Place of
Name of Subsidiary                       Incorporation      Incorporation
----------------------------------------------------------------------------



Freezer Queen Foods (Canada) Limited       Nov 03, 1967      Ontario, Canada
Fulmer Corporation Limited                 May 15, 1981      Bahamas
Fulmer Two S.A.                            Jul 01, 1991      Panama
Galletas Artiach, S.A.                     Jul 23, 1932      Spain
Galletera Tejerias, S.A.                        ?            Venezuela
Gelatinas Ecuatorianas S.A. (66.7%)        Nov 21, 1978      Ecuador
GEM: Global Event Management, Ltd.         Jun 27, 1991      England
Global Events Management, Inc.             Sep 05, 1991      Delaware
Golden Sociedad Anonima                    Apr 01, 1966      Costa Rica
Grupo Gamesa, S.A. de C.V. (1%)            Jul 29, 1981      Mexico
Gumz Alimentos F.A. Industria e Comercio        ?            Brazil
Hanover Servicing, Inc.                    Apr 13, 1992      Delaware
Haus Neuerburg GmbH                        Feb 25, 1977      Germany
Hervin Company, The                        May 28, 1965      Oregon
Hervin Holdings, Inc.                      Mar 29, 1988      Delaware
Hickey & Nicholson Tobacco Company,
  Ltd., The *                              Apr 30, 1906      Prnc Ed Is., Can.
Huntley & Palmer Foods Pensions
  Limited                                       ?  1967      England
Industria de Colores y Sabores S.A. *      Jun 21, 1967      Colombia
Industria de Laticinios Gloria Ltda. *     Jan 18, 1978      Brazil
Industrias Alimenticias Maguary S.A.            ?            Brazil
Iracema Industrias de Caju S.A.            Aug 08, 1978      Brazil
Jupiter Produtos Alimenticios Ltda.        Mar 02, 1962      Brazil
Landers Centro Americana
  Fabricantes de Molinos Marca             ------------      ---------
  "Corona", S.A. de C.V. (95%) **          Jan 09, 1979      Honduras
Landers Y Cia, S.A.                        Oct 01, 1951      Colombia
Leite Gloria do Nordeste S.A.              May 16, 1968      Brazil
Life Savers Manufacturing, Inc.            Apr 21, 1976      Delaware
Loste-McVitie's Distribution
  Service, S.A. (50%)                      Oct 28, 1992      Spain
Lowney Inc.                                Jan 01, 1983      Federal, Canada
Mahachai Holding Co. Ltd. (49%)            Jan 07, 1986      Thailand
Marbu, S.A.                                Oct 26, 1967      Spain
Merola Finance B.V.                        May 09, 1995      Netherlands
MEX Holdings, Ltd.                         Nov 27, 1991      Delaware
Modi RJR Limited (50%) ***                 Sep 24, 1993      India
Mont Pelrin Inc.                           May 05, 1954      New Jersey
NABEC, S.A.                                Nov 17, 1982      Ecuador





    *  Inactive                                        December 31, 1995
   **  In Liquidation                                  Page 2
  ***  Partnership/Joint Venture/Trust                 SUB-1995
 ****  Nameholder                                      Revised 1/15/96

                           RJR NABISCO HOLDINGS CORP.


                                            Date  of          Place of
Name of Subsidiary                       Incorporation      Incorporation
----------------------------------------------------------------------------



Nabisco **                                 Dec 24, 1908      England
Nabisco Arabia                                  ?            Saudi Arabia
Nabisco Argentina S.A.                     Mar 14, 1994      Argentina
Nabisco Biscuit Manufacturing
  (Midwest), Inc.*                         Dec 21, 1988      New York
Nabisco Biscuit Manufacturing
  (West), Inc.*                            Dec 21, 1988      New York
Nabisco Brands Company                     Aug 01, 1995      Delaware
Nabisco Brands Holdings Denmark
  Limited                                      ?   1989      Liberia
Nabisco Brands Nominees Limited **         Aug 22, 1983      England
Nabisco Brands Trading Limited *           Mar 25, 1987      Delaware
Nabisco Brands (U.K.) Limited              Apr 05, 1982      Delaware
Nabisco Brazil, Inc.                       May 10, 1990      Delaware
Nabisco Caribbean Export, Inc.             Jun 13, 1984      Delaware
Nabisco Cereals **                         Mar 15, 1956      England
Nabisco/Cetus Food Biotechnology
  Research Partnership (80%) ***           Mar 01, 1984      Delaware
Nabisco China Limited                              1995      China
Nabisco Chongqing Food Co., Ltd.           Mar 01, 1995      China
Nabisco de Nicaragua, S.A. (60%)           Dec 10, 1965      Nicaragua
Nabisco de Puerto Rico, Inc.               Sep 21, 1951      New York
Nabisco Direct, Inc.                       Aug 23, 1995      Delaware
Nabisco Dominicana S.A.                    Dec 15, 1995      Dom. Repub.
Nabisco England IHC, Inc.                  Mar 29, 1989      Delaware
Nabisco Enterprises IHC, Inc.              Mar 22, 1989      Delaware
Nabisco Foods, Inc.                        Dec 30, 1991      New Jersey
Nabisco Food (Suzhou) Co. Ltd.                  ?            China
Nabisco Group Ltd.                         Jun 02, 1995      Delaware
Nabisco Group Pensions Investments Ltd.    Jun 07, 1962      England
Nabisco Group Pensions Limited             Sep 13, 1977      England
Nabisco Holdings Corp. (80.5%)             Apr 21, 1981      Delaware
Nabisco Holdings IHC, Inc.                 Mar 22, 1989      Delaware
Nabisco Hong Kong Limited                  Apr 12, 1994      Hong Kong
Nabisco Iberia, S.L.                       Jul 15, 1993      Spain
Nabisco, Inc.                              Feb 03, 1898      New Jersey
Nabisco, Inc. Foreign Sales Corporation    Dec 17, 1991      US Virgin Is.
Nabisco Indonesia                               ?            Indonesia




    *  Inactive                                        December 31, 1995
   **  In Liquidation                                  Page 3
  ***  Partnership/Joint Venture/Trust                 SUB-1995
 ****  Nameholder                                      Revised 1/15/96

                           RJR NABISCO HOLDINGS CORP.



                                            Date  of          Place of
Name of Subsidiary                       Incorporation      Incorporation
----------------------------------------------------------------------------



Nabisco International, Inc.                Jul 29, 1947      Delaware
Nabisco International Limited              Dec 11, 1987      Nevada
Nabisco International M.E./Africa (49%)         ?            Dubai, U.A.E.
Nabisco International Market
  Development Group, Inc.                  Mar 22, 1989      Delaware
Nabisco International, S.A.                Nov 26, 1953      Panama
Nabisco Investments, Inc.                  Mar 22, 1989      Delaware
Nabisco Investments S.A.                   Mar 14, 1994      Argentina
Nabisco Ltd                                Jan 01, 1993      Federal, Canada
Nabisco Music Publishers, Inc.             Mar 24, 1986      Delaware
Nabisco Music Ventures, Inc.               Mar 24, 1986      Delaware
Nabisco (New Zealand) Limited ****         Mar 30, 1990      New Zealand
Nabisco Pension Trust Limited              Aug 31, 1956      England
Nabisco Royal Argentina Inc.               Sep 29, 1934      Delaware
Nabisco Royal Chile Limitada               Mar 22, 1978      Chile
Nabisco Royal Colombiana Inc.              Jan 03, 1938      Delaware
Nabisco Royal de Honduras S.A.             Jul 22, 1982      Honduras
Nabisco Royal del Ecuador, S.A.            Sep 16, 1977      Ecuador
Nabisco Royal Inc.                         Sep 03, 1932      Delaware
Nabisco Royal Panama, S.A.                 Mar 07, 1979      Panama
Nabisco S.A. de C.V. (99.5%)               Jun 15, 1992      Mexico
Nabisco Trading A.G.                       Aug 02, 1960      Switzerland
Nabisco Venezuela, C.A.                    Nov 26, 1991      Venezuela
National Biscuit Company ****              Jan 17, 1971      Delaware
Northern Brands International, Inc.        Dec 10, 1992      Delaware
Nova Zembla Inc.                           Aug 19, 1975      New Jersey
Outdoor Traders International S.r.l. **    Jan 17, 1991      Italy
Plush Pippin Corporation                   Aug 06, 1986      Washington
Plush Pippin Restaurants, Inc.             Aug 29, 1974      Oregon
Precis One Hundred Limited **              Feb 12, 1982      England
Productos Confitados Salvavidas
  de Guatemala, S.A.                       Jul 03, 1974      Guatemala
Productos Royal S.A.*                      Dec 27, 1977      Argentina
Produtos Alimenticios Fleischmann e
  Royal Ltda.                              Nov 28, 1964      Brazil





    *  Inactive                                        December 31, 1995
   **  In Liquidation                                  Page 4
  ***  Partnership/Joint Venture/Trust                 SUB-1995
 ****  Nameholder                                      Revised 1/15/96

                           RJR NABISCO HOLDINGS CORP.



                                            Date  of          Place of
Name of Subsidiary                       Incorporation      Incorporation
----------------------------------------------------------------------------



R. J. Reynolds Berhad (60%)                Jan 29, 1970      Malaysia
R. J. Reynolds (Cyprus) Limited            Feb 20, 1990      Cyprus
R. J. Reynolds-Da Nang Tobacco
  Company Limited (70%)***                 Jan 24, 1995      Vietnam
R. J. Reynolds Espana, S.L. (50%)          Dec 16, 1992      Spain
R. J. Reynolds Europe, Inc.                Apr 24, 1992      Delaware
R. J. Reynolds Finance S.A.                Sep 17, 1982      Switzerland
R. J. Reynolds, Inc.                       Oct 09, 1985      Delaware
R. J. Reynolds International B.V.               ?  1995      Netherlands
R. J. Reynolds International, Inc. *       Dec 13, 1985      Delaware
R. J. Reynolds Italia S.r.l.               Feb 09, 1989      Italy
R. J. Reynolds (Korea) Ltd.                Mar 09, 1989      Korea
R. J. Reynolds/M.C. Tobacco Company,
  Limited (70%)                            Jul 01, 1982      Japan
R. J. Reynolds Overseas Finance Co. N.V.   Oct 21, 1977      Neth. Antilles
R. J. Reynolds (Portugal) Empresa
  Comercial de Tabacos, Ltda. (50%)        Jul 20, 1980      Portugal
R. J. Reynolds Reklam Ve Pazarlama A.S.    Mar 22, 1990      Turkey
R. J. Reynolds Scandinavia A.B.            Apr 12, 1969      Sweden
R. J. Reynolds (SEA) Sdn. Bhd.             Aug 29, 1992      Malaysia
R. J. Reynolds (Slovakia) Spol. s.r.o.     Sep 20, 1993      Slovakia
R. J. Reynolds (Thailand) Inc.             Aug 06, 1992      Delaware
R. J. Reynolds Tobacco A.G. Dagmersellen   Mar 03, 1966      Switzerland
R. J. Reynolds Tobacco B.V.                Sep 24, 1973      Netherlands
R. J. Reynolds Tobacco Company             Apr 04, 1899      New Jersey
R. J. Reynolds Tobacco Company             Aug 08, 1969      Delaware
R. J. Reynolds Tobacco Company
  (Hong Kong), Limited                     Apr 07, 1970      Hong Kong
R. J. Reynolds Tobacco Company, S.A.E.     Apr 27, 1971      Spain
R. J. Reynolds Tobacco Company Sdn. Bhd.   Oct 10, 1973      Malaysia
R. J. Reynolds Tobacco Company
  (Taiwan), Inc.                           Apr 14, 1988      Delaware
R. J. Reynolds Tobacco (Croatia) Ltd. *    Dec 21, 1992      Croatia
R. J. Reynolds Tobacco Foreign
  Sales Corporation                        Dec 19, 1984      US Virgin Is.
R. J. Reynolds Tobacco France S.A.         Aug 21, 1976      France
R. J. Reynolds Tobacco GmbH                Nov 30, 1957      Germany
R. J. Reynolds Tobacco Hellas A.E.B.E.     Sep 24, 1981      Greece
R. J. Reynolds Tobacco International
  (Asia Pacific), Inc.                     Nov 27, 1978      Delaware
R. J. Reynolds Tobacco International B.V.  Sep 02, 1963      Netherlands
R. J. Reynolds Tobacco International
  (Hong Kong) Limited                      Jul 28, 1987      Hong Kong
R. J. Reynolds Tobacco International, Inc. Jan 12, 1976      Delaware
R. J. Reynolds Tobacco International
  (Korea), Inc.                            Jan 17, 1991      Delaware
R. J. Reynolds Tobacco International
  (Mexico), Inc.                           Jun 24, 1981      Delaware
R. J. Reynolds Tobacco International OY    Jun 14, 1995      Finland
R. J. Reynolds Tobacco International S.A.  Nov 03, 1966      Switzerland




    *  Inactive                                        December 31, 1995
   **  In Liquidation                                  Page 5
  ***  Partnership/Joint Venture/Trust                 SUB-1995
 ****  Nameholder                                      Revised 1/15/96

                           RJR NABISCO HOLDINGS CORP.



                                            Date  of          Place of
Name of Subsidiary                       Incorporation      Incorporation
----------------------------------------------------------------------------



R. J. Reynolds Tobacco - Kazakhstan (80%)  Jun 30, 1994      Kazakhstan
R. J. Reynolds Tobacco - Kremenchuk (70%)  Jun 10, 1993      Ukraine
R. J. Reynolds Tobacco Limited *           Jun 18, 1975      New Zealand
R. J. Reynolds Tobacco - Lviv JSC (70%)    Oct 28, 1993      Ukraine
R. J. Reynolds Tobacco (Magyarorszag) Kft  Feb 27, 1991      Hungary
R. J. Reynolds Tobacco (MAK)*              Jul 25, 1994      Macedonia
R. J. Reynolds Tobacco (Poland) Ltd.       Jan 07, 1991      Poland
R. J. Reynolds Tobacco (Romania) Ltd.      Jul 06, 1993      Romania
R. J. Reynolds Tobacco Rt                  Jul 28, 1992      Hungary
R. J. Reynolds Tobacco Spol. s.r.o.        Apr 12, 1991      Czech.
R. J. Reynolds Tobacco (UK) Limited        Nov 18, 1980      England
R. J. Reynolds Trading Company Sdn. Bhd.   Nov 06, 1987      Malaysia
R. J. Reynolds Tutun Sanayi A.S.           Jan 21,1993       Turkey
Reynolds Manufacturing (Bulgaria)
  Ltd. (67%) *                             Dec 29, 1993      Bulgaria
Reynolds Manufacturing (Romania)
  SRL (97%)                                Jul 12, 1993      Romania
Reynolds Technologies, Inc.                Mar 01, 1994      Delaware
REYTAB Tutun Sanayi ve Ticaret AS          Jun 10, 1986      Turkey
Ritz Biscuit Company Limited ****          Sep 28, 1989      England
RJR-Armavirtabak (76%)                     Oct 24, 1994      Russia
RJR (Bulgaria) Ltd. *                      Oct 27, 1993      Bulgaria
RJR Central Asia                           Mar 10, 1995      Kazakhstan
RJR Comercial Ltda. *                      Aug 18, 1977      Brazil
RJR Group, Inc., The                       Dec 13, 1985      Delaware
RJR Industries, Inc.                       Dec 29, 1975      Delaware
RJR Industries (U.K.) Limited **           Jun 01, 1982      England
RJR-Macdonald Inc.                         Sep 12, 1978      Federal, Canada
RJR Marketing and Sales JSC                Feb 16, 1995      Russia
RJR Mauritius Private Limited              Sep 27, 1993      Mauritius
RJR Merchandise Marketing Company          Aug 22, 1994      Delaware
RJR Nabisco & Company ***                  Mar 20, 1992      Cyprus
RJR Nabisco China Limited                  Dec 28, 1979      Hong Kong
RJR Nabisco (Cyprus) Limited               Mar 29, 1990      Cyprus
RJR Nabisco Holdings Capital
  Trust I *** (3%)                         Jun 20, 1995      Delaware
RJR-Nabisco Industries, Inc.               Dec 13, 1985      Delaware
RJR Nabisco (Philippines) Inc.             Apr 22, 1992      Philippines
RJR Nabisco Processing, Inc. **            Nov 21, 1994      Delaware
RJR Nabisco Securities Ltd.                Sep 28, 1987      Federal, Canada





    *  Inactive                                        December 31, 1995
   **  In Liquidation                                  Page 6
  ***  Partnership/Joint Venture/Trust                 SUB-1995
 ****  Nameholder                                      Revised 1/15/96

                           RJR NABISCO HOLDINGS CORP.



                                            Date  of          Place of
Name of Subsidiary                       Incorporation      Incorporation
----------------------------------------------------------------------------



RJR-Petro (82%) ***                        May 07, 1992      Russia
RJR Realty Relocation Services, Inc.       Nov 01, 1994      N. Carolina
RJR Sales Co.                              Feb 18, 1993      Delaware
RJR Technical Company                      May 16, 1991      Delaware
RJR Tobacco Company, Inc.                  Dec 30, 1982      N. Carolina
RJR Tobacco Consolidated IHC, Inc.         Mar 22, 1989      Delaware
RJR Tobacco Eurasia, Inc.                  May 26, 1994      Delaware
RJR Tobacco Holdings IHC, Inc.             Mar 22, 1989      Delaware
RJR Tobacco (Kiev) JSC                     Apr 09, 1993      Ukraine
RJR Tobacco Russia                         Dec 05, 1991      Russia
RJR Trade Promotion Co.                    Feb 18, 1993      Delaware
RJRN Policy Institute, Inc. **             Dec 13, 1985      Delaware
Royal Beech-Nut (Proprietary)
  Ltd. (49%)                               Jan 02, 1945      S. Africa
Royal Brands Portugal Comercio e
  Industria Limitada                       Dec 23, 1916      Portugal
Royal Food Products, S.A.                  Jul 02, 1976      Tunisia
Royal Holding C.A.                         Nov 26, 1991      Venezuela
Royal Productos Alimenticios, C.A.         Jul 26, 1971      Venezuela
Salem Holidays Sdn. Bhd.                   Oct 03, 1994      Malaysia
Salem Power Station Sdn. Bhd. *            Sep 18, 1993      Malaysia
Salem Servicing, Inc.                      Jan 12, 1990      Delaware
Salvavidas S. de R.L. de C.V. **           Mar 30, 1967      Mexico
Saria Inc.                                 Mar 09, 1956      New Jersey
S. F. Imports, Inc.                        May 26, 1994      Delaware
Smiths Foods **                            Jul 26, 1922      England
Sports Marketing Enterprises, Inc. ****    Apr 14, 1988      N. Carolina
STAR Cooperation GmbH ****                 Jan 29, 1960      Germany
Stella D'oro Biscuit Co., Inc.             Jan 02, 1948      New York
Sunrise Biosystems, Inc. (50%) ***         Mar 01, 1994      Delaware
Tanzanian Cigarette Company (50%)               ?                   ?
Tevalca Holding C.A.                       Nov 26, 1991      Venezuela
Transnational Services, Inc.               Jan 06, 1988      Delaware
20th Century Denmark Limited               Mar 06, 1990      Liberia
Vantage Arts Inc.*                         Jun 22, 1989      Canada
WBI (International) S.A. *                 Nov 22, 1988      Switzerland
West Indies Yeast Company Limited
  (72%)                                    Nov 29, 1965      Jamaica
Worldwide Brands, Inc.                     Oct 18, 1983      Delaware
Worldwide Brands Inc. Sdn. Bhd.            Mar 30, 1991      Malaysia
Worldwide Brands International
  (Hong Kong) Limited                      Jan 19, 1988      Hong Kong
Yili-Nabisco Biscuit & Food Company
  Limited (51%) ***                        Jan 29, 1985      China





    *  Inactive                                        December 31, 1995
   **  In Liquidation                                  Page 7
  ***  Partnership/Joint Venture/Trust                 SUB-1995
 ****  Nameholder                                      Revised 1/15/96

                         NABISCO HOLDINGS CORP.



                                            Date  of          Place of
Name of Subsidiary                       Incorporation      Incorporation
----------------------------------------------------------------------------


Nabisco Holdings Corp.                     Apr 21, 1981      Delaware
Nabisco, Inc.                              Feb 03, 1898      New Jersey

Airco IHC, Inc.                            Mar 22, 1989      Delaware
A/O Nabisco                                Aug 16, 1994      Russia
Associated Biscuits **                     Mar 29, 1898      England
Avare (I.C.P.A. Cerqeirense Ltda)               ?            Brazil
Batavia Inc.                               Jul 31, 1951      New Jersey
Beech-Nut Life Savers (Panama) S.A.        Jul 12, 1963      Panama
Beijing Nabisco Food Company
Limited (91.9%)                            Mar 16, 1995      China
Bisco Services B.V.                        Dec 22, 1988      Netherlands
Carnes y Conservas Espanolas,
  S.A. (CARCESA)                           Dec 02, 1975      Spain
Cartera e Inversiones S.A.                 Mar 05, 1979      Peru
Colophon Company Limited *                 Jul 09, 1981      Bermuda
Comercial Benut, S.A. de C.V. **           Mar 16, 1977      Mexico
Compania Venezolana de Conservas C.A.      Jul 25, 1969      Venezuela
Consiber, S.A.                             Mar 31, 1979      Spain
Covenco Holding C.A.                       Nov 26, 1991      Venezuela
Dely, S.A.                                 Dec 18, 1960      Guatemala
Distribuidora Pan Americana, S.A.          Oct 22, 1974      Panama
Establecimiento Modelo Terrabusi
  S.A. (99.1%)                                  ?            Argentina
Exhold Limited                             Oct 03, 1989      Liberia
F.& R. Peru, S.A.                          Jan 28, 1972      Peru
Fleischmann Argentina S.A. *               Dec 13, 1990      Argentina
Fleischmann Corporation, The               Nov 02, 1929      Delaware
Fleischmann International, Inc.            Nov 20, 1944      Delaware
Fleischmann Peruana Inc.                   Sep 01, 1939      Delaware
Fleischmann Uruguaya S.A.                  Mar 09, 1961      Uruguay
Freezer Queen Foods (Canada) Limited       Nov 03, 1967      Ontario, Canada
Fulmer Corporation Limited                 May 15, 1981      Bahamas
Fulmer Two S.A.                            Jul 01, 1991      Panama
Galletas Artiach, S.A.                     Jul 23, 1932      Spain
Galletera Tejerias, S.A.                        ?            Venezuela
Gelatinas Ecuatorianas S.A. (66.7%)        Nov 21, 1978      Ecuador
Golden Sociedad Anonima                    Apr 01, 1966      Costa Rica
Grupo Gamesa, S.A. de C.V. (1%)            Jul 29, 1981      Mexico
Gumz Alimentos F.A. Industria e
  Comercio                                      ?            Brazil
Hanover Servicing, Inc.                    Apr 13, 1992      Delaware
Hervin Company, The                        May 28, 1965      Oregon
Hervin Holdings, Inc.                      Mar 29, 1988      Delaware
Huntley & Palmer Foods Pensions Limited         ?  1967      England





    *  Inactive                                        December 31, 1995
   **  In Liquidation                                  Page 1
  ***  Partnership/Joint Venture/Trust                 SUB-1995
 ****  Nameholder                                      Revised 1/15/96

                         NABISCO HOLDINGS CORP.



                                            Date  of          Place of
Name of Subsidiary                       Incorporation      Incorporation
----------------------------------------------------------------------------



Industria de Colores y Sabores S.A. *      Jun 21, 1967      Colombia
Industria de Laticinios Gloria Ltda. *     Jan 18, 1978      Brazil
Industrias Alimenticias Maguary S.A.            ?            Brazil
Iracema Industrias de Caju S.A.            Aug 08, 1978      Brazil
Jupiter Produtos Alimenticios Ltda.        Mar 02, 1962      Brazil
Landers Centro Americana
  Fabricantes de Molinos Marca             ------------      ----------
  "Corona", S.A. de C.V. (95%) **          Jan 09, 1979      Honduras
Landers Y Cia, S.A.                        Oct 01, 1951      Colombia
Leite Gloria do Nordeste S.A.              May 16, 1968      Brazil
Life Savers Manufacturing, Inc.            Apr 21, 1976      Delaware
Loste-McVitie's Distribution
  Service, S.A. (50%)                      Oct 28, 1992      Spain
Lowney Inc.                                Jan 01, 1983      Federal, Canada
Mahachai Holding Co. Ltd. (49%)            Jan 07, 1986      Thailand
Marbu, S.A.                                Oct 26, 1967      Spain
Merola Finance B.V.                        May 09, 1995      Netherlands
MEX Holdings, Ltd.                         Nov 27, 1991      Delaware
Mont Pelrin Inc.                           May 05, 1954      New Jersey
NABEC, S.A.                                Nov 17, 1982      Ecuador
Nabisco **                                 Dec 24, 1908      England
Nabisco Arabia                                  ?            Saudi Arabia
Nabisco Argentina S.A.                     Mar 14, 1994      Argentina
Nabisco Biscuit Manufacturing
  (Midwest), Inc.*                         Dec 21, 1988      New York
Nabisco Biscuit Manufacturing
  (West), Inc.*                            Dec 21, 1988      New York
Nabisco Brands Company                     Aug 01, 1995      Delaware
Nabisco Brands Holdings Denmark Limited         ?  1989      Liberia
Nabisco Brands Nominees Limited **         Aug 22, 1983      England
Nabisco Brands Trading Limited *           Mar 25, 1987      Delaware
Nabisco Brands (U.K.) Limited              Apr 05, 1982      Delaware
Nabisco Brazil, Inc.                       May 10, 1990      Delaware
Nabisco Caribbean Export, Inc.             Jun 13, 1984      Delaware
Nabisco Cereals **                         Mar 15, 1956      England
Nabisco/Cetus Food Biotechnology
  Research Partnership (80%) ***           Mar 01, 1984      Delaware
Nabisco China Limited                              1995      China
Nabisco Chongqing Food Co., Ltd.           Mar 01, 1995      China
Nabisco de Nicaragua, S.A. (60%)           Dec 10, 1965      Nicaragua
Nabisco de Puerto Rico, Inc.               Sep 21, 1951      New York
Nabisco Direct, Inc.                       Aug 23, 1995      Delaware
Nabisco Dominicana S.A.                    Dec 15, 1995      Dom. Repub.
Nabisco England IHC, Inc.                  Mar 29, 1989      Delaware
Nabisco Enterprises IHC, Inc.              Mar 22, 1989      Delaware






    *  Inactive                                        December 31, 1995
   **  In Liquidation                                  Page 2
  ***  Partnership/Joint Venture/Trust                 SUB-1995
 ****  Nameholder                                      Revised 1/15/96

                         NABISCO HOLDINGS CORP.



                                            Date  of          Place of
Name of Subsidiary                       Incorporation      Incorporation
----------------------------------------------------------------------------



Nabisco Foods, Inc.                        Dec 30, 1991      New Jersey
Nabisco Food (Suzhou) Co. Ltd.                  ?            China
Nabisco Group Ltd.                         Jun 02, 1995      Delaware
Nabisco Group Pensions Investments Ltd.    Jun 07, 1962      England
Nabisco Group Pensions Limited             Sep 13, 1977      England
Nabisco Holdings IHC, Inc.                 Mar 22, 1989      Delaware
Nabisco Hong Kong Limited                  Apr 12, 1994      Hong Kong
Nabisco Iberia, S.L.                       Jul 15, 1993      Spain
Nabisco, Inc. Foreign Sales Corporation    Dec 17, 1991      US Virgin Is.
Nabisco Indonesia                               ?            Indonesia
Nabisco International, Inc.                Jul 29, 1947      Delaware
Nabisco International Limited              Dec 11, 1987      Nevada
Nabisco International M.E./Africa (49%)         ?            Dubai, U.A.E.
Nabisco International Market
  Development Group, Inc.                  Mar 22, 1989      Delaware
Nabisco International, S.A.                Nov 26, 1953      Panama
Nabisco Investments, Inc.                  Mar 22, 1989      Delaware
Nabisco Investments S.A.                   Mar 14, 1994      Argentina
Nabisco Ltd                                Jan 01, 1993      Federal, Canada
Nabisco Music Publishers, Inc.             Mar 24, 1986      Delaware
Nabisco Music Ventures, Inc.               Mar 24, 1986      Delaware
Nabisco (New Zealand) Limited ****         Mar 30, 1990      New Zealand
Nabisco Pension Trust Limited              Aug 31, 1956      England
Nabisco Royal Argentina Inc.               Sep 29, 1934      Delaware
Nabisco Royal Chile Limitada               Mar 22, 1978      Chile
Nabisco Royal Colombiana Inc.              Jan 03, 1938      Delaware
Nabisco Royal de Honduras S.A.             Jul 22, 1982      Honduras
Nabisco Royal del Ecuador, S.A.            Sep 16, 1977      Ecuador
Nabisco Royal Inc.                         Sep 03, 1932      Delaware
Nabisco Royal Panama, S.A.                 Mar 07, 1979      Panama
Nabisco S.A. de C.V. (99.5%)               Jun 15, 1992      Mexico
Nabisco Trading A.G.                       Aug 02, 1960      Switzerland
Nabisco Venezuela, C.A.                    Nov 26, 1991      Venezuela
National Biscuit Company ****              Jan 17, 1971      Delaware
Nova Zembla Inc.                           Aug 19, 1975      New Jersey
Plush Pippin Corporation                   Aug 06, 1986      Washington
Plush Pippin Restaurants, Inc.             Aug 29, 1974      Oregon
Precis One Hundred Limited **              Feb 12, 1982      England
Productos Confitados Salvavidas
  de Guatemala, S.A.                       Jul 03, 1974      Guatemala
Productos Royal S.A.*                      Dec 27, 1977      Argentina
Produtos Alimenticios Fleischmann
  e Royal Ltda.                            Nov 28, 1964      Brazil






    *  Inactive                                        December 31, 1995
   **  In Liquidation                                  Page 3
  ***  Partnership/Joint Venture/Trust                 SUB-1995
 ****  Nameholder                                      Revised 1/15/96

                         NABISCO HOLDINGS CORP.



                                            Date  of          Place of
Name of Subsidiary                       Incorporation      Incorporation
----------------------------------------------------------------------------




Ritz Biscuit Company Limited ****          Sep 28, 1989      England
RJR Industries (U.K.) Limited **           Jun 01, 1982      England
RJR Nabisco Securities Ltd.                Sep 28, 1987      Federal, Canada
Royal Beech-Nut (Proprietary) Ltd. (49%)   Jan 02, 1945      S. Africa
Royal Brands Portugal Comercio
  e Industria Limitada                     Dec 23, 1916      Portugal
Royal Food Products, S.A.                  Jul 02, 1976      Tunisia
Royal Holding C.A.                         Nov 26, 1991      Venezuela
Royal Productos Alimenticios, C.A.         Jul 26, 1971      Venezuela
Salvavidas S. de R.L. de C.V. **           Mar 30, 1967      Mexico
Saria Inc.                                 Mar 09, 1956      New Jersey
Smiths Foods **                            Jul 26, 1922      England
Stella D'oro Biscuit Co., Inc.             Jan 02,1948       New York
Tevalca Holding C.A.                       Nov 26, 1991      Venezuela
20th Century Denmark Limited               Mar 06, 1990      Liberia
West Indies Yeast Company Limited (72%)    Nov 29, 1965      Jamaica
Yili-Nabisco Biscuit & Food Company
  Limited (51%) ***                        Jan 29, 1985      China






    *  Inactive                                        December 31, 1995
   **  In Liquidation                                  Page 4
  ***  Partnership/Joint Venture/Trust                 SUB-1995
 ****  Nameholder                                      Revised 1/15/96